===============================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (date of earliest event reported)           October 1, 2002

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                                   57-1575609
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                         One Gateway Center, 19th Floor
                              Pittsburgh, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)





                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)

ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5.  OTHER EVENTS

     1. On October 1, 2002, the Registrant issued a press release announcing that (i) it has signed a definitive purchase agreement with The Graphite Group, LLC for the purchase of combined assets associated with the Registrant's electrode and graphite specialty business and Seadrift L.P. Needle Coke units, and (ii) the terms of the Section 363 asset sale were filed with the United States Bankruptcy Court for the Western District of Pennsylvania (the "Bankruptcy Court") on September 20, 2002. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

     2. On October 1, 2002, the Registrant issued a press release announcing that (i) it has signed a definitive purchase agreement with Carbide Acquisition LLC for the purchase of assets associated with the Registrant's carbide products business unit, and (ii) the terms of the Section 363 asset sale were filed with the Bankruptcy Court on September 20, 2002. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

     3. As previously disclosed under cover of a Current Report on Form 8-K, the Registrant and its subsidiaries filed a voluntary petition under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court on September 21, 2001 in order to allow for an orderly consummation of the Registrant's proposed comprehensive financial restructuring.

         The Registrant is required to file Monthly Operating Reports with the Bankruptcy Court and the Office of the United States Trustee for the Western District of Pennsylvania (the "U.S. Trustee") pursuant to the U.S. Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.3 is the Monthly Operating Report (the "Report") that the Registrant has filed with the Bankruptcy Court and the U.S. Trustee for the period from August 1, 2002 through August 31, 2002.

         Certain attachments and exhibits referenced in the Report are not attached as part of Exhibit 99.3, but are available at the Office of the U.S. Trustee and the Bankruptcy Court. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

         The Registrant cautions readers not to place undue reliance upon the information contained in the Report, which contains unaudited information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Report is complete. The Report also contains information for periods which may be shorter or otherwise different from those contained in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not Applicable

         (B)      PRO FORMA FINANCIAL INFORMATION
                  Not Applicable

         (C)      EXHIBIT NO.
                  99.1     Press Release Dated October 1, 2002 re: Graphite
                           Group LLC

                  99.2 Press Release Dated October 1, 2002 re: Carbide Acquisition LLC

                  99.3 Monthly Operating Report to the U.S. Trustee and the Bankruptcy Court for the period from August 1, 2002 to August 31, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             THE CARBIDE/GRAPHITE GROUP, INC.

                                             By:  /s/   Walter B. Fowler
                                                 ------------------------------
                                                       Walter B. Fowler -
                                                     Chief Executive Officer



Dated:   October 3, 2002

                                  EXHIBIT INDEX

          EXHIBIT
            NO.      DESCRIPTION
          -------    -----------

            99.1     Press Release Dated October 1, 2002 re: Graphite
                     Group LLC

            99.2     Press Release Dated October 1, 2002 re: Carbide
                     Acquisition LLC

            99.3 Monthly Operating Report to the U.S. Trustee and the Bankruptcy Court for the period from August 1, 2002 to August 31, 2002